UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-23368	Date of Notification: September 15, 2026

2. Exact name of Investment Company as specified in registration statement:

1WS Credit Income Fund

3. Address of principal executive office: (number, street, city, state, zip code)

299 Park Avenue, 25th Floor

New York, NY 10171

4. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.
B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.
C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Kurt Locher
Kurt A. Locher
Chief Executive Officer (Principal Executive Officer)

1WS CREDIT INCOME FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

If you own shares through a broker and wish to sell your shares, contact your broker or financial professional.

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

September 15, 2026

Dear 1WS Credit Income Fund Shareholder,

Thank you for your investment. The purpose of this notice is to announce a quarterly repurchase offer for 1WS Credit Income Fund (the “Fund”). Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on September 15, 2026 and end, unless extended, on October 7, 2026 (“Repurchase Request Deadline”).

If you wish to tender shares, complete the attached repurchase request form (“Repurchase Request Form”).

All Repurchase Request Forms must be completed in proper form and received by SS&C GIDS, Inc. (the “Transfer Agent”) by 5:00 p.m. Central Time on Wednesday, October 7, 2026, to be effective.

If you hold your shares through a financial intermediary, please contact your financial intermediary if you wish to tender shares and do NOT submit the attached form to the Fund. Shareholders who hold their 1WS Credit Income Fund shares through a financial intermediary and who wish to tender their shares must notify their financial intermediary sufficiently in advance of the Repurchase Request Deadline to submit a repurchase request on their behalf. Certain financial intermediaries may require that shareholders submit their repurchase request in advance of the Repurchase Request Deadline, but in no case less than twenty-one (21) calendar days from the commencement of the repurchase offer period.

For details of the offer, please refer to the attached Repurchase Offer, or you may call us at (833) 834-4923.

Sincerely,

1WS Credit Income Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to net asset value fluctuation during that time.

1WS CREDIT INCOME FUND

REPURCHASE OFFER

1. The Offer. 1WS Credit Income Fund (the “Fund”) is offering to repurchase, for cash, up to 5% of its issued and outstanding Class A-2 and Class I shares (“Shares”) of beneficial interest (“Repurchase Offer Amount”) at a price equal to the respective net asset value (“NAV”) as of the close of regular trading hours on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time) on the date the NAV of the Shares offered for repurchase is determined (the “Repurchase Pricing Date”). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for the Fund’s Shares. This offer is not conditioned on the tender of any minimum number of Shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s currently effective prospectus and statement of additional information, as amended or supplemented.

2. Net Asset Value. On September 9, 2026, the NAV of the Class A-2 Shares was $18.42 per share, and the NAV of the Class I Shares was $19.19 per share. The NAVs at which the Fund will repurchase the respective Shares will not be calculated until the Repurchase Pricing Date. A Share’s NAV can fluctuate, prior to such time. Therefore, the NAVs on the Repurchase Pricing Date may be higher or lower than the respective NAV stated above or the NAV on the date on which you return your Repurchase Request Form. A Share’s current NAV may be obtained by calling (833) 834-4923 and asking for the most recent price. The Shares of the Fund are not traded on any organized market or securities exchange. See the Fund’s current Prospectus and Statement of Additional Information for details on how the NAV is calculated.

3. Repurchase Request Deadline. All Repurchase Request Forms must be received in proper form by 5:00 p.m. Central Time on October 7, 2026. Shareholders who hold their 1WS Credit Income Fund shares through a financial intermediary and who wish to tender their shares must notify their financial intermediary sufficiently in advance of the Repurchase Request Deadline to submit a repurchase request on their behalf. Certain financial intermediaries may require that shareholders submit their repurchase request in advance of the Repurchase Request Deadline, but in no case less than twenty-one (21) calendar days from the commencement of the repurchase offer period.

4. Repurchase Pricing Date. The Fund anticipates that the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline. In any event, the NAV per Share for the Offer must be determined no later than fourteen days (or the next business day if the 14th day is not a business day) following the Repurchase Request Deadline. If the Fund elects to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the NAV per Share will fluctuate between those dates.

5. Repurchase Payment Deadline. The Fund expects to make payments for all Shares repurchased no more than seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than 100 Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an individual retirement account (“IRA”) or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund with supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

7. Withdrawal or Modification. Tenders of Shares may be withdrawn or modified by shareholders at any time prior to the Repurchase Request Deadline.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Fund’s board of trustees, including a majority of the independent trustees, and only in the following limited circumstances:

•	If the repurchase of Shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”);

•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine a Share’s respective NAV; and

•	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

You will be notified if the Fund suspends or postpones the offer, and will be notified again if the Fund resumes its offer.

9. Certain U.S. Federal Income Tax Consequences. The following discussion is a general summary of the U.S. federal income tax consequences of the purchase of Shares by the Fund from shareholders pursuant to this Repurchase Offer. This summary is based on current provisions of the Code, existing and proposed applicable U.S. Treasury Regulations, guidance published by the Internal Revenue Service (“IRS”), judicial authority and current administrative rulings and practice, all as of the date of this notice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below. Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information (each of which is based on the Code, U.S. Treasury regulations, and other applicable authority as of the date of such document), and should also consult their own tax advisers regarding their particular situation and the potential tax consequences to them of a purchase of their Shares by the Fund pursuant to this Repurchase Offer, including potential state, local and non-U.S. taxation, and any applicable transfer taxes.

For U.S. federal income tax purposes, a shareholder whose Shares are purchased pursuant to this Repurchase Offer generally will be treated as having sold or exchanged such Shares if, after the application of certain constructive ownership rules, (i) such shareholder tenders, and the Fund repurchases, all of such shareholder’s Shares, (ii) such shareholder meets certain numerical safe harbors with respect to percentage voting interest and reduction in ownership of the Fund following the completion of this Repurchase Offer, or (iii) the repurchase otherwise is treated as a distribution that is “not essentially equivalent to a dividend” under the relevant rules of the Code. For this purpose, a redemption is “not essentially equivalent to a dividend” if it results in a “meaningful reduction” of a shareholder’s percentage interest in the Fund. Whether a reduction is “meaningful” depends on a shareholder’s particular facts and circumstances. If a shareholder tenders, or the Fund repurchases, fewer than all of the Shares that such shareholder owns or is considered to own, the repurchase may not qualify as a sale or an exchange. If the transaction is treated as a sale or exchange for U.S. federal income tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their Shares as a capital asset, which capital gain or loss will be treated as long-term if such Shares have been held for more than twelve months.

If a purchase of Shares pursuant to this Repurchase Offer does not qualify for sale or exchange treatment, the proceeds received by such shareholder will be treated as a distribution from the Fund that will be taxable as a dividend to the extent of the Fund’s current earnings and profits and accumulated earnings and profits allocable to such distribution, and thereafter as a return of capital to the extent of the shareholder’s adjusted tax basis in the Shares, and thereafter as gain from the sale or exchange of a capital asset. If any amounts received are treated as a dividend to tendering shareholders, there is a further risk that shareholders whose percentage ownership of the Fund increases as a result of this Repurchase Offer, including shareholders who do not tender any Shares pursuant to this Repurchase Offer, will be deemed to have received a constructive distribution in an amount determined by the increase of their percentage ownership of the Fund as a result of this Repurchase Offer. Any such constructive distribution will be treated as a dividend to the extent of the Fund’s current and accumulated earnings and profits allocable to the distribution. Such treatment will not apply, however, if the repurchase is treated as an “isolated redemption” within the meaning of the U.S. Treasury regulations.

Under the “wash sale” rules under the Code, if the purchase of Shares pursuant to this Repurchase Offer is treated as a sale or exchange and not a distribution, loss recognized on Shares repurchased pursuant to this Repurchase Offer will ordinarily be disallowed to the extent the shareholder acquires other shares of the Fund or substantially identical stock or securities within 30 days before or after such purchase and, in that event, the basis and holding period of the shares acquired will be adjusted to reflect the disallowed loss.

Use of the Fund’s cash to purchase Shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company. The Fund may also recognize income in connection with the sale of portfolio securities to fund such purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Withholding. The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. In addition, there may be additional withholding with regard to non-U.S. shareholders. Shareholders should consult the Fund’s current Prospectus and “Taxation” in the current Statement of Additional Information for further details. All shareholders are urged to consult their tax advisers regarding the specific tax consequences of participating in this Repurchase Offer in light of their particular situations as well as any consequences arising under the laws of any state, local or non-U.S. jurisdiction.

Transfer Taxes. The Fund will pay all share transfer taxes, if any, payable on the transfer to it of Shares repurchased pursuant to this Repurchase Offer. If, however, (i) payment of the repurchase price is to be made to any person other than the registered owner(s), or (ii) (in the circumstances permitted by this Repurchase Offer) unpurchased Shares are to be registered in the name(s) of any person other than the registered owner(s), then the amount of any transfer taxes (whether imposed on the registered owner(s) or such other persons) payable on account of the transfer to such person(s) will be deducted from the repurchase price by the Fund’s transfer agent unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

FATCA. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA with respect to that shareholder at a rate of 30% on ordinary dividends it pays. The IRS and the Treasury Department have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends the Fund pays. If a payment by the Fund pursuant to this Repurchase Offer is subject to FATCA withholding, the Fund is required to withhold without reference to any other withholding exemption. Shareholders should consult “Taxation” in the Fund’s Statement of Additional Information for further details.

10. No Redemption Fee. No redemption fees will apply if you sell your Shares pursuant to the Fund’s quarterly repurchase program.

11. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of Shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any Shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. Subject to adherence to Rule 23c-3 of the Investment Company Act of 1940, the Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of Shares, whether generally or with respect to any particular Shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of Shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

12. Repurchase Offer Consequences; Expenses. Repurchases of Shares will have the effect of decreasing the size of the Fund and increasing both the proportionate interest in the Fund of shareholders who do not tender Shares and the Fund's expenses as a percentage of average net assets. A reduction in the aggregate assets of the Fund may result in investors who do not tender Shares bearing higher costs to the extent that certain expenses borne by the Fund are relatively fixed and may not decrease if assets decline. Further, interest on any borrowings to finance share repurchase transactions may reduce the Fund's returns. These effects may be reduced or eliminated to the extent that additional subscriptions for Shares are made from time to time.

13. Record Date. This Repurchase Offer is made to holders of record of the Fund’s Shares as of September 8, 2026.

None of the Fund, 1WS Capital Advisors, LLC (the “Adviser”), SS&C GIDS, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”) nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Transfer Agent, nor the Distributor is or will be obligated to ensure that your financial consultant, or any broker-dealer or any other third party through which your Shares may be held or registered, submits to you this Repurchase Offer or submits your tender of Shares to the Fund on your behalf.

Neither the Fund nor its board of trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision as to whether to tender Shares and, if so, how many Shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Repurchase Offer. No person has been authorized to give any information or to make any representations in connection with this Repurchase Offer other than those contained herein, in the Repurchase Request Form, or in the Fund’s currently effective prospectus or statement of additional information, as amended or supplemented. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund. For additional information about this Repurchase Offer, contact your financial professional.

1WS CREDIT INCOME FUND

REPURCHASE REQUEST FORM

All sections must be fully completed in order to process your request.

For delivery by regular, registered, certified or express mail, by overnight courier or by personal delivery:

1WS CREDIT INCOME FUND
c/o SS&C GIDS, Inc.
801 Pennsylvania Ave, Suite 219611 Kansas City, MO 64105-1307

Beneficial Owner(s) Information

Name:	Name:

Address:	Address:
(street)	(street)

(city/state) (zip)	(city/state) (zip)

Social Security or Tax ID No.:	Social Security or Tax ID No.:

Telephone No.:	Telephone No.:

Fund’s shares (Shares) are held through an individual retirement account (IRA) or other qualified pension account: [  ] Yes [  ] No

1WS Credit Income Fund Account No. (if known): ________________________________

Registered Holder Information (if different than above; print name exactly as it appears on the subscription agreement or as indicated on the stock ledger maintained by the Fund’s transfer agent)*

*	For positions registered in the name of a custodian, the signature of the custodian is required. Please ensure the custodian signs this Repurchase Request Form in the “Registered Holder Signature” block in Section E.

Name of Registered Holder:
(e.g., custodian if Shares are registered in the name of a custodian)

Address:
(street) (city/state) (zip)

Tax ID No.:	Telephone No.:

B. SHARES BEING TENDERED

Class of Shares to be tendered:

(Indicate only ONE Share class option. If tendering Shares from more than one Share class, please submit a separate form for each Share class)

[ ]	Class A-2 Shares

[ ]	Class I Shares

Number of Shares to be tendered:

[ ]	All Shares owned
[ ]	Other number of Shares: __________________________

Please note, if the redemption being requested is due to death of shareholder, please call (833) 834-4923 regarding any additional documents that may be required.

C. REMITTANCE INFORMATION (select one option, if applicable)

If no option is selected, (i) all proceeds from tenders processed for custodial accounts will be remitted to the custodian and (ii) all proceeds from tenders processed for non-custodial accounts will be remitted to the address of record for the owner(s).

[ ]	Remit payment in the name of the owner(s) to the address of the owner(s) or custodian of record, as applicable, on record with the Fund.
[ ]	Remit payment in the name of the owner(s) directly to the bank account of the owner(s) or custodian of record, as applicable, on record with the Fund. If no such bank account information is on record with the Fund, payment will be remitted in the name of the owner(s) to the address of the owner(s) or custodian of record, as applicable, on record with the Fund.
[ ]	Remit payment to, and in the name of, the following third party:

Name:

Address:
(street) (city/state) (zip)

[ ]	Remit payment in the name of the following account holder and to the following bank account via ACH:

Bank Name:

Bank Routing No.:

Bank Account No.:

Bank Account Holder Name:

Bank Account Holder Social:

Security or Tax ID No.:

D. COST BASIS INFORMATION (information required for tax reporting purposes)

Per the Internal Revenue Service (IRS) regulation “Basis Reporting by Securities Brokers and Basis Determination for Stock,” the Fund is required to know the cost accounting method the owner(s) would like the Fund to use in calculating the gain or loss associated with this Repurchase Offer. If the owner(s) does not provide this information, the Fund will use its chosen default method, First-In, First-Out (FIFO). Note that the Fund’s default method may not be the most tax advantageous method. The owner(s) may want to consult their financial advisor or tax professional before completing this section.

Select one option then complete the additional information requested, if applicable:

[ ]	First-In, First-Out (FIFO)

First-In, First-Out uses the first lots purchased into the account to determine the cost basis of the Shares and to calculate the gain or loss.

[ ]	Specific Share Identification

Specific Share Identification allows the owner(s) to select the Shares from any purchase or reinvested lot that has not previously been sold. Indicate in the table below the number of Shares and date of purchase for each lot to be repurchased in this transaction. To the extent all Shares tendered are not accepted by the Fund, the Fund will use the Shares listed in the first row of the table and proceed to the next row(s) as necessary until all Shares accepted by the Fund are accounted.

NUMBER OF SHARES	DATE OF PURCHASE
____________	____________
____________	____________

In addition, if no withholding election is indicated below, IRS regulations require that 10% Federal income tax withholding be taken from your distributions. We encourage you to consult your accountant or tax advisor regarding your IRA distributions. Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion of your distribution. You may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholdings are not adequate.

_____ Federal Income Tax Withholding is to be withheld at ____% (If a percentage is not specified, 10% will automatically be withheld).

_____ I elect NOT to have Federal Income Tax withheld.

E. SIGNATURE (all registered holders must sign; the signature must be affixed with a medallion guarantee)

The Signatory authorizes and instructs the Fund to make a cash payment (payable by check or wire transfer) for Shares accepted for purchase by the Fund, without interest thereon and less any applicable withholding taxes, to which the Signatory is entitled in accordance with the instructions in Section C “Remittance Information” above. By executing this Repurchase Request Form, the Signatory hereby delivers to the Fund in connection with the Repurchase Offer the number of Shares indicated in Section B “Number of Shares Being Tendered” above.

Note: To prevent backup withholding, please ensure that a completed and signed application form or a Form W-9 (or Form W-8 for Non-U.S. shareholders) has been previously submitted.

If Shares are registered in the name of a custodian, the custodian of the Shares must execute this Repurchase Request Form, and the beneficial owner of the Shares hereby authorizes and directs the custodian of the Shares to execute this Repurchase Request Form.

Beneficial Owner Signature:

Print Name of Beneficial Owner	Print Name of Beneficial Owner

Title of Signatory if Acting in a Representative Capacity	Title of Signatory if Acting in a Representative Capacity

Signature – Beneficial Owner	Signature – Beneficial Owner

Date	Date

Registered Holder Signature (if different than above; print name exactly as it appears on the subscription agreement or as indicated on the stock ledger maintained by the Fund’s transfer agent):

Signature – Registered Holder

Print Name of Registered Holder

Title of Signatory

Date

Signature Guarantee:*	Signature Guarantee:*
The undersigned hereby guarantees the signature of the registered holder, or if no registered holder is provided, the beneficial owner which appears above on this Repurchase Request Form.	The undersigned hereby guarantees the signature of the registered holder, or if no registered holder is provided, the beneficial owner which appears above on this Repurchase Request Form.

Institution Issuing Guarantee:			Institution Issuing Guarantee:

Name			Name
Address			Address
	(street)			(street)

	(city/state)	(zip)		(city/state)	(zip)

Authorized Signature		Authorized Signature

Name		Name
Title	Date	Title	Date

1WS CREDIT INCOME FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

September 15, 2026

Dear 1WS Credit Income Fund Shareholder,

Thank you for your investment. The purpose of this notice is to announce a quarterly repurchase offer for 1WS Credit Income Fund (the “Fund”). Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on September 15, 2026 and end, unless extended, on October 7, 2026 (“Repurchase Request Deadline”).

If you are a financial intermediary holding 1WS Credit Income Fund shares for customers in a nominee account, please immediately forward this notice or provide equivalent communication to your customers with a beneficial holding of 1WS Credit Income Fund.

Notification of election to redeem shares through the Depository Trust and Clearing Corporation or its subsidiary National Securities Clearing Corporation, showing 1WS Credit Income Fund shares to be redeemed by each of your customers, must be received by SS&C GIDS, Inc. (the “Transfer Agent”) in proper form by 5:00 p.m. Central Time on Wednesday, October 7, 2026, to be effective.

Shareholders who hold their 1WS Credit Income Fund shares through a financial intermediary and who wish to tender their shares must notify their financial intermediary sufficiently in advance of the Repurchase Request Deadline to submit a repurchase request on their behalf. Certain financial intermediaries may require that shareholders submit their repurchase request in advance of the Repurchase Request Deadline, but in no case less than twenty-one (21) calendar days from the commencement of the repurchase offer period.

For details of the offer, please refer to the attached Repurchase Offer, or you may call us at (833) 834-4923.

Sincerely,

1WS Credit Income Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to net asset value fluctuation during that time.

1WS CREDIT INCOME FUND REPURCHASE OFFER

1. The Offer. 1WS Credit Income Fund (the “Fund”) is offering to repurchase, for cash, up to 5% of its issued and outstanding Class A-2 and Class I shares (“Shares”) of beneficial interest (“Repurchase Offer Amount”) at a price equal to the respective net asset value (“NAV”) as of the close of regular trading hours on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time) on the date the NAV of the Shares offered for repurchase is determined (the “Repurchase Pricing Date”). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for the Fund’s Shares. This offer is not conditioned on the tender of any minimum number of Shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s currently effective prospectus and statement of additional information, as amended or supplemented.

2. Net Asset Value. On September 9, 2026 the NAV of the Class A-2 Shares was $18.42 per share, and the NAV of the Class I Shares was $19.19 per share. The NAVs at which the Fund will repurchase the respective Shares will not be calculated until the Repurchase Pricing Date. A Share’s NAV can fluctuate, prior to such time. Therefore, the NAVs on the Repurchase Pricing Date may be higher or lower than the respective NAV stated above or the NAV on the date on which you submit your repurchase request. A Share’s current NAV may be obtained by calling (833) 834-4923 and asking for the most recent price. The Shares of the Fund are not traded on any organized market or securities exchange. See the Fund’s current Prospectus and Statement of Additional Information for details on how the NAV is calculated.

3. Repurchase Request Deadline. All repurchase requests must be received in proper form by 5:00 p.m. Central Time on October 7, 2026. Shareholders who hold their 1WS Credit Income Fund shares through a financial intermediary and who wish to tender their shares must notify their financial intermediary sufficiently in advance of the Repurchase Request Deadline to submit a repurchase request on their behalf. Certain financial intermediaries may require that shareholders submit their repurchase request in advance of the Repurchase Request Deadline, but in no case less than twenty-one (21) calendar days from the commencement of the repurchase offer period.

4. Repurchase Pricing Date. The Fund anticipates that the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline. In any event, the NAV per Share for the Offer must be determined no later than fourteen days (or the next business day if the 14th day is not a business day) following the Repurchase Request Deadline. If the Fund elects to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the NAV per Share will fluctuate between those dates.

5. Repurchase Payment Deadline. The Fund expects to make payments for all Shares repurchased no more than seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than 100 Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an individual retirement account (“IRA”) or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund with supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

7. Withdrawal or Modification. Tenders of Shares may be withdrawn or modified by shareholders at any time prior to the Repurchase Request Deadline.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Fund’s board of trustees, including a majority of the independent trustees, and only in the following limited circumstances:

•	If the repurchase of Shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”);

•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine a Share’s respective NAV; and

•	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

You will be notified if the Fund suspends or postpones the offer, and will be notified again if the Fund resumes its offer.

9. Certain U.S. Federal Income Tax Consequences. The following discussion is a general summary of the U.S. federal income tax consequences of the purchase of Shares by the Fund from shareholders pursuant to this Repurchase Offer. This summary is based on current provisions of the Code, existing and proposed applicable U.S. Treasury Regulations, guidance published by the Internal Revenue Service (“IRS”), judicial authority and current administrative rulings and practice, all as of the date of this notice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below. Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information (each of which is based on the Code, U.S. Treasury regulations, and other applicable authority as of the date of such document), and should also consult their own tax advisers regarding their particular situation and the potential tax consequences to them of a purchase of their Shares by the Fund pursuant to this Repurchase Offer, including potential state, local and non-U.S. taxation, and any applicable transfer taxes.

For U.S. federal income tax purposes, a shareholder whose Shares are purchased pursuant to this Repurchase Offer generally will be treated as having sold or exchanged such Shares if, after the application of certain constructive ownership rules, (i) such shareholder tenders, and the Fund repurchases, all of such shareholder’s Shares, (ii) such shareholder meets certain numerical safe harbors with respect to percentage voting interest and reduction in ownership of the Fund following the completion of this Repurchase Offer, or (iii) the repurchase otherwise is treated as a distribution that is “not essentially equivalent to a dividend” under the relevant rules of the Code. For this purpose, a redemption is “not essentially equivalent to a dividend” if it results in a “meaningful reduction” of a shareholder’s percentage interest in the Fund. Whether a reduction is “meaningful” depends on a shareholder’s particular facts and circumstances. If a shareholder tenders, or the Fund repurchases, fewer than all of the Shares that such shareholder owns or is considered to own, the repurchase may not qualify as a sale or an exchange. If the transaction is treated as a sale or exchange for U.S. federal income tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their Shares as a capital asset, which capital gain or loss will be treated as long-term if such Shares have been held for more than twelve months.

If a purchase of Shares pursuant to this Repurchase Offer does not qualify for sale or exchange treatment, the proceeds received by such shareholder will be treated as a distribution from the Fund that will be taxable as a dividend to the extent of the Fund’s current earnings and profits and accumulated earnings and profits allocable to such distribution, and thereafter as a return of capital to the extent of the shareholder’s adjusted tax basis in the Shares, and thereafter as gain from the sale or exchange of a capital asset. If any amounts received are treated as a dividend to tendering shareholders, there is a further risk that shareholders whose percentage ownership of the Fund increases as a result of this Repurchase Offer, including shareholders who do not tender any Shares pursuant to this Repurchase Offer, will be deemed to have received a constructive distribution in an amount determined by the increase of their percentage ownership of the Fund as a result of this Repurchase Offer. Any such constructive distribution will be treated as a dividend to the extent of the Fund’s current and accumulated earnings and profits allocable to the distribution. Such treatment will not apply, however, if the repurchase is treated as an “isolated redemption” within the meaning of the U.S. Treasury regulations.

Under the “wash sale” rules under the Code, if the purchase of Shares pursuant to this Repurchase Offer is treated as a sale or exchange and not a distribution, loss recognized on Shares repurchased pursuant to this Repurchase Offer will ordinarily be disallowed to the extent the shareholder acquires other shares of the Fund or substantially identical stock or securities within 30 days before or after such purchase and, in that event, the basis and holding period of the shares acquired will be adjusted to reflect the disallowed loss.

Use of the Fund’s cash to purchase Shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company. The Fund may also recognize income in connection with the sale of portfolio securities to fund such purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Withholding. The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. In addition, there may be additional withholding with regard to non-U.S. shareholders. Shareholders should consult the Fund’s current Prospectus and “Taxation” in the current Statement of Additional Information for further details. All shareholders are urged to consult their tax advisers regarding the specific tax consequences of participating in this Repurchase Offer in light of their particular situations as well as any consequences arising under the laws of any state, local or non-U.S. jurisdiction.

Transfer Taxes. The Fund will pay all share transfer taxes, if any, payable on the transfer to it of Shares repurchased pursuant to this Repurchase Offer. If, however, (i) payment of the repurchase price is to be made to any person other than the registered owner(s), or (ii) (in the circumstances permitted by this Repurchase Offer) unpurchased Shares are to be registered in the name(s) of any person other than the registered owner(s), then the amount of any transfer taxes (whether imposed on the registered owner(s) or such other persons) payable on account of the transfer to such person(s) will be deducted from the repurchase price by the Fund’s transfer agent unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

FATCA. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA with respect to that shareholder at a rate of 30% on ordinary dividends it pays. The IRS and the Treasury Department have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends the Fund pays. If a payment by the Fund pursuant to this Repurchase Offer is subject to FATCA withholding, the Fund is required to withhold without reference to any other withholding exemption. Shareholders should consult “Taxation” in the Fund’s Statement of Additional Information for further details.

10. No Redemption Fee. No redemption fees will apply if you sell your Shares pursuant to the Fund’s quarterly repurchase program.

11. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of Shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any Shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. Subject to adherence to Rule 23c-3 of the Investment Company Act of 1940, the Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of Shares, whether generally or with respect to any particular Shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of Shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

12. Repurchase Offer Consequences; Expenses. Repurchases of Shares will have the effect of decreasing the size of the Fund and increasing both the proportionate interest in the Fund of shareholders who do not tender Shares and the Fund's expenses as a percentage of average net assets. A reduction in the aggregate assets of the Fund may result in investors who do not tender Shares bearing higher costs to the extent that certain expenses borne by the Fund are relatively fixed and may not decrease if assets decline. Further, interest on any borrowings to finance share repurchase transactions may reduce the Fund's returns. These effects may be reduced or eliminated to the extent that additional subscriptions for Shares are made from time to time.

13. Record Date. This Repurchase Offer is made to holders of record of the Fund’s Shares as of September 8, 2026.

None of the Fund, 1WS Capital Advisors, LLC (the “Adviser”), SS&C GIDS, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”) nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Transfer Agent, nor the Distributor is or will be obligated to ensure that your financial consultant, or any broker-dealer or any other third party through which your Shares may be held or registered, submits to you this Repurchase Offer or submits your tender of Shares to the Fund on your behalf.

Neither the Fund nor its board of trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision as to whether to tender Shares and, if so, how many Shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Repurchase Offer. No person has been authorized to give any information or to make any representations in connection with this Repurchase Offer other than those contained herein or in the Fund’s currently effective prospectus or statement of additional information, as amended or supplemented. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund. For additional information about this Repurchase Offer, contact your financial professional.

1WS CREDIT INCOME FUND

SHAREHOLDER REPURCHASE OFFER NOTICE

FOR SHAREHOLDERS THROUGH MERRILL, LYNCH, PIERCE, FENNER & SMITH, INC. (“MERRILL”)

September 15, 2026

Re: Shareholder Repurchase offer begins on September 15, 2026. Repurchase requests are due no later than 11:59 p.m. Eastern Time on October 6, 2026 (“Merrill Repurchase Request Deadline”).

Dear Shareholder:

This notice is to inform you of the upcoming quarterly repurchase offer by 1WS Credit Income Fund (the “Fund”). If you don’t want to sell your shares, simply disregard this notice. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

The Fund extends this repurchase offer to provide some liquidity to shareholders because its shares are not redeemable daily for cash and are not traded on a stock exchange. Shares of the Fund can only be tendered for repurchase during one of the Fund’s scheduled quarterly repurchase offers, so we would like to make you aware of the deadlines and procedures should you wish to tender shares for repurchase. Please see the attached Repurchase Offer Statement or contact your Investment Professional for additional information.

This repurchase offer period begins on September 15, 2026 and ends (unless suspended or postponed) at the time as of which the net asset value per share of the Fund’s shares is expected to be calculated (ordinarily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. Eastern Time) on October 7, 2026. Because you hold your shares through Merrill, if you wish to tender a portion or all of your shares during this repurchase offer period, you must contact your Investment Professional and request to tender your shares by the Merrill Repurchase Request Deadline (i.e., no later than 11:59 pm Eastern Time on October 6, 2026 to allow for order processing). Merrill will tender your shares to the Fund on your behalf prior to the Fund’s repurchase request deadline of 11:59 pm on October 7, 2026. Do not submit repurchase requests directly to the Fund or its transfer agent as they will not be honored.

Shares held through financial intermediaries other than Merrill may be subject to different repurchase procedures, including requiring less advance notice of requests to tender Shares prior to the Repurchase Request Deadline.

Shares accepted for repurchase will be repurchased at a price equal to the net asset value of such shares on the repurchase pricing date, on the terms and conditions described in the attached Repurchase Offer Statement, and in accordance with the Fund’s current Prospectus and Statement of Additional Information.

Any sale of shares to the Fund pursuant to this repurchase offer is a taxable event. Consult your Investment Professional or tax advisor for more information.

If you have any questions, please refer to the Fund’s current Prospectus, which is available at 1wscapital.com, and the attached Repurchase Offer Statement, which contains additional important information about the repurchase offer, or contact your Investment Professional.

Sincerely,

Merrill, Lynch, Pierce, Fenner & Smith, Inc.

Merrill, Lynch, Pierce, Fenner & Smith, Inc. (“Merrill”)

REPURCHASE OFFER STATEMENT

FOR MERRILL CLIENTS HOLDING SHARES OF 1WS CREDIT INCOME FUND

If you are not a Merrill client and wish to sell shares in response to this repurchase offer, please see the instructions in the last paragraph of Section 2 below.

September 15, 2026

1. The Offer. 1WS Credit Income Fund (the “Fund”) is offering to repurchase its common shares of beneficial interest (collectively, the “Shares”) in an amount of up to 5% of the aggregate number of Shares issued and outstanding (the “Repurchase Offer Amount”) as of the Repurchase Request Deadline (discussed below). Repurchases will be made at a price equal to the respective net asset value (“NAV”) of the applicable class of the Shares on the date the NAV of the Shares offered for repurchase is determined (“Repurchase Pricing Date”) (expected to be the same as the Repurchase Request Deadline), upon the terms and conditions set forth herein, and in accordance with the Fund’s current Prospectus and Statement of Additional Information, which terms constitute the “Offer.” All classes of Shares are considered to be a single class for the purposes of allocating repurchases under this Offer.

The purpose of the Offer is to provide some liquidity to shareholders because Shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. The Fund currently does not charge a processing fee for handling repurchase requests.

2. Repurchase Request Deadline. All repurchase requests must be received in properly completed form by the Fund on or before the time as of which the NAV of each class of Shares is expected to be calculated (ordinarily as of the close of the New York Stock Exchange (“NYSE”), which is ordinarily 4:00 p.m. Eastern Time (the “NYSE Close”)) on October 7, 2026 (the “Repurchase Request Deadline”). Because you hold your Shares through Merrill, if you wish to tender a portion or all of your Shares during this repurchase offer period, you must contact your Investment Professional and request to tender your Shares no later than 11:59 p.m. Eastern Time on October 6, 2026 (“Merrill Repurchase Request Deadline”) to allow for order processing. Merrill will tender your Shares to the Fund on your behalf. Do not submit repurchase requests directly to the Fund or its transfer agent as they will not be honored.

The Repurchase Request Deadline will be strictly observed. If Merrill is unable or fails to submit your request to the Fund in a timely manner, or if you fail to communicate your request to tender your Shares to your Investment Professional by the Merrill Repurchase Request Deadline, you will be unable to tender your Shares to the Fund until a subsequent repurchase offer, and your request for that offer would need to be resubmitted.

You may withdraw or change your repurchase request at any point prior to the Merrill Repurchase Request Deadline as described in paragraph 8 below. It is expected that the repurchase request deadline for the next quarterly repurchase offer after the September 2026 Offer described herein will be on January 6, 2027, with a deadline of January 5, 2027 for investors holding their shares through Merrill to allow for order processing.

If you are not a client of Merrill or its affiliates, and you wish to sell Shares in response to this repurchase offer, you must ask your intermediary sufficiently in advance of the Repurchase Request Deadline to submit a repurchase request for you (if you hold shares through an intermediary) or you must submit a repurchase request directly to the Fund’s transfer agent using the Repurchase Request Form – For Accounts Held Directly with 1WS Credit Income Fund prior to the Repurchase Request Deadline (if you hold shares directly). Shares held through financial intermediaries other than Merrill may be subject to different repurchase procedures, including requiring less advance notice of requests to tender Shares prior to the Repurchase Request Deadline. You may not receive another notification related to the current repurchase offer in addition to this one.

3. Net Asset Value. The per share NAV of each class of Shares outstanding as of the close of trading on the NYSE on September 9, 2026 was as follows:

Class A-2 Shares of Beneficial Interest: $18.42

Class I Shares of Beneficial Interest: $19.19

You must decide whether to tender Shares by the Merrill Repurchase Request Deadline but the NAV at which the Fund will repurchase each class of the Shares will not be calculated until the Repurchase Pricing Date. The Fund’s NAV fluctuates, and the NAV on the Repurchase Pricing Date could be lower or higher than the NAV on the date you submit your repurchase request. A Share’s current NAV may be obtained by calling (833) 834-4923 and asking for the most recent price. The Shares of the Fund are not traded on any organized market or securities exchange. See the Fund’s current Prospectus and Statement of Additional Information for details on how the NAV is calculated.

4. Repurchase Pricing Date. The Fund anticipates that the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline. In any event, the NAV per Share for the Offer must be determined no later than fourteen days (or the next business day if the 14th day is not a business day) following the Repurchase Request Deadline. If the Fund elects to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the NAV per Share will fluctuate between those dates.

5. Payment for Shares Repurchased. Payment for all Shares repurchased pursuant to this Offer will be made not later than seven days after the Repurchase Pricing Date.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more Shares than the Repurchase Offer Amount, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to 2% of the Shares outstanding on the Repurchase Request Deadline.

7. Pro Rata Repurchase. If the Fund determines not to repurchase additional Shares beyond the Repurchase Offer Amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. If proration is necessary, the Fund generally expects to inform Merrill of the proration within one business day following the Repurchase Request Deadline. The number of Shares each shareholder asked to have repurchased will, as a general rule, be reduced by the same percentage. If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and submit a new repurchase request, and your repurchase request will not be given any priority over other investors’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in this repurchase offer or in any subsequent repurchase offer, and the NAV of your Shares is likely to fluctuate between repurchase offers. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of proration. There is no assurance that you will be able to sell as many of your Shares as or when you desire to sell.

8. Modification or Withdrawal of Shares to be Repurchased. Repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior to the Merrill Repurchase Request Deadline by notifying your Investment Professional.

9. Repurchase Fees. The Fund will not charge a repurchase fee on Shares that are accepted for repurchase in this Offer.

10. Postponement of Repurchase Offer. The Fund may suspend or postpone this Offer in limited circumstances and only by a vote of a majority of the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended. The limited circumstances include the following: (A) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (see “Certain U.S. Federal Income Tax Consequences” below); (B) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; and (D) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund. You will be notified if the Fund suspends or postpones the Offer.

11. Certain U.S. Federal Income Tax Consequences. The following discussion is a general summary of the U.S. federal income tax consequences of the purchase of Shares by the Fund from shareholders pursuant to the Offer. This summary is based on current provisions of the Code, existing and proposed applicable U.S. Treasury Regulations, guidance published by the Internal Revenue Service (“IRS”), judicial authority and current administrative rulings and practice, all as of the date of this notice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below. Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information (each of which is based on the Code, U.S. Treasury regulations, and other applicable authority as of the date of such document), and should also consult their own tax advisers regarding their particular situation and the potential tax consequences to them of a purchase of their Shares by the Fund pursuant to the Offer, including potential state, local and non-U.S. taxation, and any applicable transfer taxes.

For U.S. federal income tax purposes, a shareholder whose Shares are purchased pursuant to the Offer generally will be treated as having sold or exchanged such Shares if, after the application of certain constructive ownership rules, (i) such shareholder tenders, and the Fund repurchases, all of such shareholder’s Shares, (ii) such shareholder meets certain numerical safe harbors with respect to percentage voting interest and reduction in ownership of the Fund following the completion of the Offer, or (iii) the repurchase otherwise is treated as a distribution that is “not essentially equivalent to a dividend” under the relevant rules of the Code. For this purpose, a redemption is “not essentially equivalent to a dividend” if it results in a “meaningful reduction” of a shareholder’s percentage interest in the Fund. Whether a reduction is “meaningful” depends on a shareholder’s particular facts and circumstances. If a shareholder tenders, or the Fund repurchases, fewer than all of the Shares that such shareholder owns or is considered to own, the repurchase may not qualify as a sale or an exchange. If the transaction is treated as a sale or exchange for U.S. federal income tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their Shares as a capital asset, which capital gain or loss will be treated as long-term if such Shares have been held for more than twelve months.

If a purchase of Shares pursuant to the Offer does not qualify for sale or exchange treatment, the proceeds received by such shareholder will be treated as a distribution from the Fund that will be taxable as a dividend to the extent of the Fund’s current earnings and profits and accumulated earnings and profits allocable to such distribution, and thereafter as a return of capital to the extent of the shareholder’s adjusted tax basis in the Shares, and thereafter as gain from the sale or exchange of a capital asset. If any amounts received are treated as a dividend to tendering shareholders, there is a further risk that shareholders whose percentage ownership of the Fund increases as a result of the Offer, including shareholders who do not tender any Shares pursuant to the Offer, will be deemed to have received a constructive distribution in an amount determined by the increase of their percentage ownership of the Fund as a result of the Offer. Any such constructive distribution will be treated as a dividend to the extent of the Fund’s current and accumulated earnings and profits allocable to the distribution. Such treatment will not apply, however, if the repurchase is treated as an “isolated redemption” within the meaning of the U.S. Treasury regulations.

Under the “wash sale” rules under the Code, if the purchase of Shares pursuant to the Offer is treated as a sale or exchange and not a distribution, loss recognized on Shares repurchased pursuant to the Offer will ordinarily be disallowed to the extent the shareholder acquires other shares of the Fund or substantially identical stock or securities within 30 days before or after such purchase and, in that event, the basis and holding period of the shares acquired will be adjusted to reflect the disallowed loss.

Use of the Fund’s cash to purchase Shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company. The Fund may also recognize income in connection with the sale of portfolio securities to fund such purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Withholding. The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. In addition, there may be additional withholding with regard to non-U.S. shareholders. Shareholders should consult the Fund’s current Prospectus and “Taxation” in the current Statement of Additional Information for further details. All shareholders are urged to consult their tax advisers regarding the specific tax consequences of participating in the Offer in light of their particular situations as well as any consequences arising under the laws of any state, local or non-U.S. jurisdiction.

Transfer Taxes. The Fund will pay all share transfer taxes, if any, payable on the transfer to it of Shares repurchased pursuant to the Offer. If, however, (i) payment of the repurchase price is to be made to any person other than the registered owner(s), or (ii) (in the circumstances permitted by the Offer) unpurchased Shares are to be registered in the name(s) of any person other than the registered owner(s), then the amount of any transfer taxes (whether imposed on the registered owner(s) or such other persons) payable on account of the transfer to such person(s) will be deducted from the repurchase price by the Fund’s transfer agent unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

FATCA. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA with respect to that shareholder at a rate of 30% on ordinary dividends it pays. The IRS and the Treasury Department have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends the Fund pays. If a payment by the Fund pursuant to the Offer is subject to FATCA withholding, the Fund is required to withhold without reference to any other withholding exemption. Shareholders should consult “Taxation” in the Fund’s Statement of Additional Information for further details.

12. Repurchase Offer Consequences; Expenses. Repurchases of Shares will have the effect of decreasing the size of the Fund and increasing both the proportionate interest in the Fund of shareholders who do not tender Shares and the Fund's expenses as a percentage of average net assets. A reduction in the aggregate assets of the Fund may result in investors who do not tender Shares bearing higher costs to the extent that certain expenses borne by the Fund are relatively fixed and may not decrease if assets decline. Further, interest on any borrowings to finance share repurchase transactions may reduce the Fund's returns. These effects may be reduced or eliminated to the extent that additional subscriptions for Shares are made from time to time.

13. Requests for Repurchase in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders of Shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender of Shares whether generally or with respect to any particular Share(s) or shareholder(s). The Fund’s interpretations of the terms and conditions of the Offer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Shares must be cured within such times as the Fund shall determine. Tenders of Shares will not be deemed to have been made until the defects or irregularities have been cured or waived.

Neither the Fund, its principal underwriter, its investment manager, nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

* * *

Neither the Fund nor its Board of Trustees make any recommendation to any shareholder as to whether to tender or refrain from tendering Shares or any particular amount of Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein or in the Fund’s current Prospectus or Statement of Additional Information. If given or made, such recommendation and such information and representation must not be relied upon as having been authorized by the Fund or its affiliates.

For the Fund’s most recent NAV per Share and other information, or for a copy of the Fund’s current Prospectus, please visit 1wscapital.com.

Date: September 15, 2026